EXHIBIT 99.1


                              In re: FN ESTATE, INC.
                                    Debtors.

                                Case No. 03-23143

                        Reporting Period: January, 2004




            Privileged and Confidential Information may be Included


                                                    UNITED STATES BANKRUPTCY COURT
                                                   EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                                                                             Case No. 03-23143
Debtors.                                                                                             Reporting Period: January, 2004

                                                      FN Estate, Inc.
                                                 MONTHLY OPERATING REPORT
                                                   ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------

                  FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                             FORM NO.            ATTACHED      ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                                  MOR - 1                  X
------------------------------------------------------------------------------------------------------------------------------------
           Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1(CON'T)             X
------------------------------------------------------------------------------------------------------------------------------------
           Copies of Bank Statements                                                                  X
------------------------------------------------------------------------------------------------------------------------------------
           Cash disbursements journals                                                                X
------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                                      MOR - 2                  X
------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET                                                                MOR - 3                  X
------------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                 MOR - 4                  X
------------------------------------------------------------------------------------------------------------------------------------
           Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------------------
           Copies of tax returns filed during reporting period
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF UNPAID POST PETITION DEBTS                                        MOR - 4                  X
------------------------------------------------------------------------------------------------------------------------------------
           Listing of aged accounts payable                                                           X
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING                                 MOR - 5                  X
------------------------------------------------------------------------------------------------------------------------------------
DEBTOR QUESTIONNAIRE                                                         MOR - 5                  X
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------------------------------------------                    -------------------------------------
Signature of Debtor                                                                            Date

---------------------------------------------------------------------------                    -------------------------------------
Signature of Joint Debtor                                                                      Date

/s/ R. Barry Borden                                                                            May 27, 2004
---------------------------------------------------------------------------                    -------------------------------------
Signature of Authorized Individual*                                                            Date

R. Barry Borden                                                                                Chairman and President
---------------------------------------------------------------------------                    -------------------------------------
Printed Name of Authorized Individual                                                          Title of Authorized Individual


                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                         Reporting Period: January, 2004


                                  FN Estate, Inc.
                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                      CURRENT       CUMULATIVE
                                                       MONTH      FILING TO DATE
--------------------------------------------------------------------------------
                                                      ACTUAL          ACTUAL
--------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH *                     $   4,495,892     $    938,508
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECEIPTS:
--------------------------------------------------------------------------------
Collection of Accounts Receivable                          --       11,654,568
--------------------------------------------------------------------------------
Asset Sale Proceeds                                        --        5,905,707
--------------------------------------------------------------------------------
Other                                                 622,986        2,703,357
--------------------------------------------------------------------------------
   TOTAL RECEIPTS                                     622,986       20,263,632
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISBURSEMENTS:
--------------------------------------------------------------------------------
Payroll and Related Benefits                          573,233        5,003,272
--------------------------------------------------------------------------------
Travel and Entertainment                                2,039           74,940
--------------------------------------------------------------------------------
Insurance                                              16,719          134,165
--------------------------------------------------------------------------------
Utilities                                             769,222        8,093,806
--------------------------------------------------------------------------------
Occupancy                                              43,279          640,089
--------------------------------------------------------------------------------
Suppliers                                                  --               --
--------------------------------------------------------------------------------
G&A                                                   627,555        4,169,038
--------------------------------------------------------------------------------
   TOTAL DISBURSEMENTS                              2,032,048       18,115,310
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   NET CASH FLOW                                   (1,409,062)       2,148,323
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH - END OF MONTH                             $   3,086,830     $  3,086,830
--------------------------------------------------------------------------------

* Ending Cash includes $314,708 of restricted cash related to Applied Theory Estate, (HSBC account).

                     THE FOLLOWING SECTION MUST BE COMPLETED

--------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
(FROM CURRENT MONTH COLUMN)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                               $  2,032,048
--------------------------------------------------------------------------------
Less: Transfers to Debtor In Possession Accounts
--------------------------------------------------------------------------------
Plus: Estate Disbursements Made by Outside
      Sources (i.e. from escrow accounts)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
QUARTERLY FEES                                                    $  2,032,048
--------------------------------------------------------------------------------

                                             UNITED STATES BANKRUPTCY COURT
                                            EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                                                                             Case No. 03-23143
Debtors.                                                                                             Reporting Period: January, 2004

                                                      FN Estate, Inc.
                                                   BANK RECONCILIATION
                                                  ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------
                                                           BANK ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                   WACHOVIA       WACHOVIA
                   OPERATING      CREDIT     SILICON                  AMBLER    CORP                    PETTY
                   DIP            CARD       VALLEY      HSBC *        DEBIT    DEBIT       HUDSON      CASH      TOTAL
                   -----------------------------------------------------------------------------------------------------------------
BALANCE
 PER BOOKS         $2,759,217.30  $    --    $3,675.53   $314,707.85   $   --   $2,357.14   $6,356.88   $515.59   $3,086,830.29

BANK BALANCE       $3,053,640.41  $    --    $3,675.53   $314,707.85   $   --   $2,357.14   $6,356.88   $515.59   $3,381,253.40
 Plus:
  Deposits
  In Transit                                                                                                                 --
 Less: Outstanding
  Checks              294,423.11                                                                                     294,423.11

 Other: Adjustment                                                                                                           --
                   -----------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS  $2,759,217.30  $    --    $3,675.53   $314,707.85   $   --   $2,357.14   $6,356.88   $515.59   $3,086,830.29
                   =================================================================================================================

* Bank Account HSBC represents Restricted cash related to Applied Theory Estate.

EXPLANATIONS:
------------------------------------------------------------------------------------------------------------------------------------
Ambler Debit Card account was closed 1/15/04 (date of sale)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

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                                                               Page 3

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                         Reporting Period: January, 2004

                                  FN Estate, Inc.
                             STATEMENT OF OPERATIONS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                                    CUMULATIVE
                                                     JANUARY      FILING TO DATE
--------------------------------------------------------------------------------

Net Revenues                                       $    154,028    $ 14,334,463
Cost of Sales                                           126,017      10,373,567
                                                   -----------------------------
  GROSS MARGIN                                     $     28,012    $  3,960,896

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES:
  Marketing & Selling Expenses                     $         --    $    932,600
  G&A Payroll Expenses                                  127,042       3,532,179
  Occupancy Expenses                                     15,794         351,154
  Bankruptcy Expenses                                   144,122       1,987,264
  General and Administrative Expenses                    65,959       3,529,573
  Depreciation and Amortization                              --       2,594,695
                                                   -----------------------------
     TOTAL SG&A EXPENSES                           $    352,916   $  12,927,464
                                                   -----------------------------
  OPERATING INCOME (LOSS)                          $   (324,905)  $  (8,966,568)

OTHER INCOME (EXPENSE):
  Interest Expense                                 $         --   $  (3,720,371)
  Interest Income                                         4,377          22,460
  Other                                                 894,819       6,598,531
  Impairment/Restructuring Charges                           --     (17,053,482)
                                                   -----------------------------
INCOME BEFORE PROVISION FOR INCOME TAXES           $    899,195   $ (14,152,862)

Provision for Income Taxes                                   --              --
                                                   -----------------------------
NET INCOME BEFORE REORGANIZATION ITEMS             $    574,291   $ (23,119,430)
================================================================================

REORGANIZATION ITEMS:
Professional Fees                                  $    144,122   $   1,976,014
U.S. Trustee Quarterly Fee                                   --          11,250
Interest Earned on Accumulated Cash from Ch. 11              --              --
Gain (Loss) From Sale of Equipment                           --              --
Gain on pre-petition real estate valuation                   --              --
                                                   -----------------------------
TOTAL REORGANIZATION ITEMS                         $    144,122   $   1,987,264

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                         Reporting Period: January, 2004

                                  FN Estate, Inc.
                                  BALANCE SHEET
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                    OF CURRENT
   ASSETS                                                        REPORTING MONTH
--------------------------------------------------------------------------------
CURRENT ASSETS
  Cash & Cash Equivalents                                          $  2,772,122
  Restricted Cash                                                       314,708

  Accounts Receivable                                                 3,732,205
  Less: Allowance for doubtful accounts                               2,579,795
                                                                   -------------
    NET ACCOUNTS RECEIVABLE                                           1,152,410

  Prepaid and Other Current Assets                                      436,290

  Notes and Other Receivables - US Lec                                1,980,761

  Property and Equipment, net                                           384,883
  Other Assets                                                        1,549,771
                                                                   -------------
    TOTAL ASSETS                                                   $  8,590,945
================================================================================

--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
LIABILITIES & STOCKHOLDERS' EQUITY                               REPORTING MONTH
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE:
  Accounts Payable                                                 $    359,188
  Other Accrued Liabilities                                           3,550,902
  Deferred Revenue                                                      917,495
                                                                   -------------
                                                                      4,827,585

  Other Liabilities                                                      21,759
                                                                   -------------
    TOTAL POSTPETITION LIABILITIES                                    4,849,341

    DUE TO RELATED COMPANIES                                         12,086,262

LIABILITIES SUBJECT TO COMPROMISE:
  Secured Debt                                                          253,357
  Priority Debt                                                         297,685
  Unsecured Debt                                                     15,760,563
                                                                   -------------
    TOTAL PRE-PETITION LIABILITIES                                   16,311,606

STOCKHOLDERS' EQUITY:
  Common and Preferred Stock                                         78,434,584
  Note Receivable                                                       (75,880)
  Accumulated deficit                                              (101,587,716)
  Treasury Cost                                                      (1,427,252)
                                                                   -------------
    TOTAL SHAREHOLDERS EQUITY                                       (24,656,264)

                                                                   -------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                           $  8,590,945
================================================================================

                                      UNITED STATES BANKRUPTCY COURT
                                     EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                                                     Case No. 03-23143
Debtors.                                                                     Reporting Period: January, 2004

                                            FN Estate, Inc.
                                    STATUS OF POSTPETITION TAXES
                                         ($ IN REAL NUMBERS)

-----------------------------------------------------------------------------------------------------------
                          BEGINNING     AMOUNT
                             TAX       WITHHELD       AMOUNT                       CHECK NO.   ENDING TAX
                          LIABILITY   OR ACCRUED       PAID        DATE PAID       OR EFT      LIABILITY
-----------------------------------------------------------------------------------------------------------
FEDERAL
===========================================================================================================
Withholding              $       --   $122,311.39   $122,311.39   1/15,1/29/04     EFT-ADP      $       --
-----------------------------------------------------------------------------------------------------------
FICA - Employee                  --     28,716.30     28,716.30   1/15,1/29/04     EFT-ADP              --
-----------------------------------------------------------------------------------------------------------
FICA - Employer           39,115.24     (4,609.09)    28,716.30   1/15,1/29/04     EFT-ADP         5,789.85
-----------------------------------------------------------------------------------------------------------
Unemployment                  86.90      1,208.99      1,262.17   1/15,1/29/04     EFT-ADP            33.72
-----------------------------------------------------------------------------------------------------------
Income                           --                                                                     --
-----------------------------------------------------------------------------------------------------------
Other:                     2,282.90                                                                2,282.90
-----------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES   $41,485.04   $147,627.59   $181,006.16                                 $  8,106.47
===========================================================================================================
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------
Withholding              $  (282.64)  $ 35,282.38   $ 35,282.38   1/15,1/29/04     EFT-ADP     $   (282.64)
-----------------------------------------------------------------------------------------------------------
Sales*                     8,164.73       (26.89)      4,884.86   1/9/2004       36994, 36995     3,252.98
-----------------------------------------------------------------------------------------------------------
Excise                           --                                                                     --
-----------------------------------------------------------------------------------------------------------
Unemployment and
  Disability               1,009.55     14,650.25     15,213.14   1/15,1/29/04     EFT-ADP          446.66
-----------------------------------------------------------------------------------------------------------
Real Property                    --                                                                     --
-----------------------------------------------------------------------------------------------------------
Personal Property                --                                                                     --
-----------------------------------------------------------------------------------------------------------
Other: OPT                    60.00        280.00        40.00                     EFT-ADP          300.00
-----------------------------------------------------------------------------------------------------------
       State Corp                --                                                                     --
-----------------------------------------------------------------------------------------------------------
       Local                     --                                                                     --
-----------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL $ 8,951.64   $50,185.74   $55,420.38                                   $ 3,717.00
-----------------------------------------------------------------------------------------------------------
TOTAL TAXES              $50,436.68  $197,813.33  $236,426.54                                   $11,823.47
===========================================================================================================

*Note - this has been reduced by $17,663.73 of pre-petition sales due.

                                          SUMMARY OF UNPAID POST PETITION DEBTS
                                                   ($ IN REAL NUMBERS)
---------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF DAYS PAST DUE
                                              -----------------------------------------------------------------
                                                  0-30         31-60         61-90      OVER 90      TOTAL
---------------------------------------------------------------------------------------------------------------

Accounts Payable                              $270,288.19   $  2,368.28   $  9,076.25  $     0.00   $281,732.72
---------------------------------------------------------------------------------------------------------------
Wages Payable                                  392,135.91                                            392,135.91
---------------------------------------------------------------------------------------------------------------
Taxes Payable                                   20,809.31                                             20,809.31
---------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                          28,669.00      2,250.00        239.00      648.96     31,806.96
---------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                --      7,721.35     16,509.18   21,417.39     45,647.92
---------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                   --
---------------------------------------------------------------------------------------------------------------
Professional Fees                                      --            --            --          --           --
---------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders *                                                                                   --
---------------------------------------------------------------------------------------------------------------
Other:                                                                                                      --
---------------------------------------------------------------------------------------------------------------
Other:                                                                                                      --
---------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                      $711,902.41   $ 12,339.63   $ 25,824.43  $22,066.35  $772,132.82
===============================================================================================================
* "INSIDER" IS DEFINED IN 11 U.S.C. SECTION 101(31)

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------


                                            Page 6

                                                  UNITED STATES BANKRUPTCY COURT
                                                EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                         Reporting Period: January, 2004

                                  FN Estate, Inc.
                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                     AMOUNT
------------------------------------------------------------------  ------------
Total Accounts Receivable at the beginning of the reporting period  $ 3,618,034
+ Amounts billed during the period                                      121,503
- Amounts collected during the period                                      (230)
+ Adjustments (Credit Memos, Debit Memos, journal entries)               (7,102)
+ Other Adjustments                                                          --
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD        $ 3,732,205
================================================================================

------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE AGING                                              AMOUNT
------------------------------------------------------------------  ------------
0 - 30 days old                                                     $   460,261
31 - 60 days old                                                         32,405
61 - 90 days old                                                         31,040
91+ days old                                                          3,208,498
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE                                             3,732,205
Amount considered uncollectable (Bad Debt)                           (2,579,795)
------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE (NET) (EXCLUDING ACCRUALS)                      $ 1,152,410
------------------------------------------------------------------  ------------


                              DEBTOR QUESTIONNAIRE

Please provide an explanation below for any yes answers.
--------------------------------------------------------------------------------
    MUST BE COMPLETED EACH MONTH                                     YES     NO
-------------------------------------------------------             -----  -----
1.  Have any assets been sold or transferred
    outside the normal course of business this
    reporting period?                                                 X
-------------------------------------------------------             -----  -----
2.  Have any funds been disbursed from any
    account other than a debtor in possession
    accounts this reporting period?                                          X
-------------------------------------------------------             -----  -----
3.  Have any prepetition taxes been paid
    during the reporting period?                                             X
-------------------------------------------------------             -----  -----
4.  Have all postpetition tax returns been
    timely filed?                                                     X
-------------------------------------------------------             -----  -----
5.  Are any postpetition real estate taxes
    past due?                                                                X
-------------------------------------------------------             -----  -----
6.  Are any postpetition state or federal
    income taxes past due?                                                   X
-------------------------------------------------------             -----  -----
7.  Are any postpetition payroll taxes past due?                             X
-------------------------------------------------------             -----  -----
8.  Are any other postpetition taxes past due?                               X
-------------------------------------------------------             -----  -----
9.  Are any amounts owed to postpetition
    creditors past due?                                                      X
-------------------------------------------------------             -----  -----
10. Have any postpetition loans been received
    by the debtor from any party?                                            X
-------------------------------------------------------             -----  -----
11. Have any payments been made on prepetition
    liabilities this reporting period?                                       X
-------------------------------------------------------             -----  -----
12. Are any wage payments past due?                                          X
-------------------------------------------------------             -----  -----
13. Are any postpetition receivable (accounts,
    notes, or loans) due from related parties?                               X
-------------------------------------------------------             -----  -----

EXPLANATIONS:
--------------------------------------------------------------------------------
1. Assets were sold in transactions approved by the Bankruptcy Court.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                     Page 7